SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2003


                       China Cable and Communication, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    2-98997-NY                  11-2717273
          --------                    ----------                  ----------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


              Suite 805, One Pacific Place, 88 Queensway, Hong Kong
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (852) 2891-3130

Item 4. Changes in Registrant's Certifying Accountant.
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     On September 26, 2003, China Cable and Communication, Inc. (the "Company")
dismissed Thomas Leger & Co. L.L.P. ("TLC") as the Company's independent accountants and engaged Grobstein, Horwath & Company LLP ("Grobstein") as the Company's new independent accountants. The dismissal of TLC and the engagement of Grobstein were approved by the Company's Board of Directors.

     TLC served as the independent accountant for the Company for the period beginning May 10, 2003 through September 26, 2003. During its engagement, TLC did not conduct an audit of the financial statements of the Company and, therefore, TLC issued no reports relating to the Company which contained an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. Pursuant to a Share Exchange Agreement dated November 1, 2002, as amended on February 21, 2003, the Company acquired all of the issued and outstanding equity interests of Solar Touch Limited ("Solar Touch"), a British Virgin Islands corporation, which owns 49% of the issued and outstanding shares of capital stock of Baoding Pascali Broadcasting Cable Television Integrated Information Networking, Co., Ltd. (the "Joint Venture"). The Joint Venture is a Sino-foreign joint venture established in the People's Republic of China between Solar Touch and Baoding Pascali Multimedia Transmission Networking Co., Ltd. Solar Touch accounts for its investment in the Joint Venture by the equity method of accounting and has no income and expense except for the share of equity in earnings of the Joint Venture. TLC conducted an audit of the Solar Touch balance sheets and related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2002 and 2001. In its independent auditors' report regarding the financial statements of Solar Touch, TLC noted that it did not conduct an audit of the financial statements of the Joint Venture, which were audited by other auditors, and that TLC's opinion, insofar as it related to the amounts included for the Joint Venture, was based solely on the report of the other auditors. Further, in its independent auditors' report regarding the financial statements of Solar Touch, TLC noted that the Joint Venture's auditors described, in their reports and financial statements of the Joint Venture, a significant working capital deficit as of December 31, 2002 and 2001; however, the Joint Venture's auditors' report did not qualify the Joint Venture financial statements in this respect and did not state there was a substantial doubt for the Joint Venture to continue as a going concern.

     During the period from May 10, 2003 to September 26, 2003, there were no disagreements between the Company and TLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TLC, would have caused TLC to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements.

     The Company has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging Grobstein, consulted with Grobstein regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by Grobstein which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).


     The Company has provided TLC with a copy of the disclosures contained herein, and TLC has issued a letter addressed to the Securities and Exchange Commission stating whether TLC agrees with the statements contained in this Form 8-K. A copy of TLC's letter is attached as an exhibit to this Form 8-K as
Exhibit 16.1.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
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(c)  Exhibits


     Exhibit No.           Description
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     16.1                  Letter from Thomas Leger & Co. LLP




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHINA CABLE AND COMMUNICATION, INC.



                                          By: /s/ Yau-Sing Tang
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                                          Yau-Sing Tang, Chairman and CFO